UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22178

Davlin Philanthropic Funds

(Exact Name of Registrant as Specified in Charter)

44 River Road, Suite A

Wayland, MA  01778

(Address of Principal Executive Offices)  (Zip Code)

William E.B. Davlin

Davlin Philanthropic Funds

44 River Road, Suite A

Wayland, MA  01778

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

 Thompson Hine LLP

312 Walnut Street, 14th Floor

 Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  508-276-1705

Date of fiscal year end: March 31

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

DAVLIN PHILANTHROPIC FUND

September 30, 2009

(Unaudited)

Dear Fellow Shareholders,

September 30, 2009 marks the half way point in our fiscal year ending March 31, 2010.  It has been an exciting and very positive year for us on several fronts.  As you know, the Davlin Philanthropic Fund is unique in its effort to bring the power of mutual fund economics to bear on the philanthropic world.  We have experienced portfolio performance pretty much in line with our expectations as Quality Value investors, and we have enjoyed encouraging results in our efforts to get the word out in the non-profit world about our philanthropic mission.  We would like to take this opportunity to bring you up to date on both.

Charity Update:

After spending our first fiscal year focused on reaching out to traditional charities, we have broadened our approach and begun calling on colleges and universities.  With loyal and growing alumni bases, we think they represent excellent partners for the Fund.  Our reception in this arena has been quite good and we look forward to helping them understand how they can use our fund to increase donations.  If your alma mater is not an Approved Charity and you would like to designate them to receive some of your donations, please e-mail us at Charities@DavlinFoundation.org and we will work to get them approved.

In a recent meeting with one of our investors, I showed him a compounding table that illustrates what his future donations could amount to, given some basic assumptions.  In his case, he is 41 years old and has invested $50,000 in our fund.  Assuming no further investments, an average 7.00% annual return (after fees), that he reaches 66 years old before starting to take withdraws and lives to be 86 years old, he will donate an additional roughly $51,000 to his favorite charity, and this amount could go as high as $102,000, because the Fund management company hopes to match his gifts.  Needless to say, he was very surprised and excited by the number.  That is the power of Sustainable Giving.

Market Update:

During the last two years the stock market has demonstrated the strengths and weaknesses of our style of “Quality Value Investing”.  For us, “Quality” refers to companies with great businesses, strong balance sheets and good management.  “Value” refers to stock prices that reflect a discount to the long term intrinsic value of the business.  Like any style of investing, there are certain periods in the normal market cycle where the Quality Value style performs better than others.

A full market cycle should have four segments; the top, the bear, the bottom, and the bull.  The top of the market occurs when earnings growth can no longer justify expanding price multiples.  At that time, the market is flattening out.  During this phase of the cycle, Quality Value investing tends to do relatively well as lower quality (read: highly leveraged) stocks run out of steam and investors look for stocks trading on relatively cheaper valuations and/or higher quality.  At this point in the cycle, investors begin focusing on reducing risk.

Next, comes the bear market.  This segment of the cycle is our bread and butter.  Not surprisingly, the most expensive, lowest quality stocks tend to lead the downturn as investors search desperately for high quality, low priced stocks. As Quality Value investors, we try to add value during this phase of the cycle by reducing losses in the portfolio.  This is just as important - if not more so - than making money on the upside.  Remember, if you lose 16.53% of your money (which we did last year), you only have to make 19.80% on the remaining assets to get back to break-even.  However, if you lose 42.30% of your money (which the Russell 2000 did during the same period), you have to make 73.31% to get back to break-even.  Minimizing losses is really the cornerstone of the Quality Value style of investing.

The bottom of the cycle comes after the drop in price-to-earnings ratios more than reflects the fall in earnings themselves.  At the bottom of the cycle, credit is scarce.  Over-leveraged companies spend much of this part of the cycle restructuring and trying to survive.  Companies with strong balance sheets utilize their cash to grab market share and become more competitive.  Our style of investing tends to track with the market during this part of the cycle.  Many of our quality companies take this opportunity to make investments with potential value that will not be evident to the market for years to come.

The final part of the cycle is the bull market.  The bull is almost always led by the lower quality stocks, because of the earnings leverage provided by large amounts of debt.  In this part of the market, our style of investing will almost always under-perform.

In the total cycle, we believe that our Quality Value style should outperform at the top and in bear segments, track the market at the bottom, and under-perform in bull segments.  Since losing less in a bear market means that you don’t have to play catch up in the bull market and that you are able to invest more when stocks are cheaper, we believe Quality Value investing will out-perform over most full-market cycles.

The reason our philosophy and view of market cycles is important to understand is that it gives you a basis by which to judge our work.  If you saw our Fund begin to violate these market cycle expectations, outpacing a raging bull market or leading stocks down in a bear market, it ought to cause you (and us) to sit up, take notice, and scratch our heads.  While I thoroughly enjoy out performing the market, beating a bull market would suggest that we might be taking more risk than our Quality Value style dictates.

So how has the Quality Value style worked in today’s market?

The 2009 market has been very unique in that we went from experiencing one of the worst bear markets in history to witnessing one of the greatest bull markets in history without the typical bottom taking place.  In fact, the bear market turned into a bull market literally overnight.  With hindsight, the market started down at the very end of 2007 and then turned very bearish in October of 2008.  The Russell 2000 bottomed on March 9, 2009, down an astounding 59.9% from its July 13, 2007 high.  Then - the very next day - a new bull market started and, by September 30, 2009, the Russell 2000 was up an unbelievable 76.0%.

As you saw from our last Annual Report (available at www.DavlinFunds.org), our investment style performed as expected during the bear market from June 10, 2008 (when we launched) through March 31, 2009.  During that period, our fund beat the Russell 2000 by 24.91% and the S&P 500 by 23.44%.  Since March 31, 2009, our fiscal year-to-date numbers clearly show our inability to keep up with this raging bull market, which should be expected.  We have lagged the Russell 2000 and S&P 500 by 14.00% and 4.07%, respectively.  Most importantly, our history-to-date numbers clearly show the power of our long term strategy as we bested both the Russell 2000 and S&P 500 by 18.67% and 21.75%, respectively, on an annualized basis.

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through March 31, 2009	(16.53)%	(41.44)%	(39.97)%
April 1, 2009 Through September 30, 2009	29.95%	43.95%	34.02%

Note: Fund commencement date is June 11, 2008.

After the latest quarter-end, the market started to show some signs of topping.  It may be just a pause in the bull market, but we do feel that we are a lot closer to a top than the bottom.  We think the highly leveraged companies are bumping up against the limit of their ability to drive their stock prices much higher.  This gives us some confidence that we are close to or may be entering the two market segments where our “Quality Value” investment style should perform well.

Average Annual Total Returns	Davlin Philanthropic Fund	Russell 2000	S&P 500
Year Ending September 30,2009	13.11%	(9.55)%	(6.91)%
June 11, 2008 Through September 30, 2009	6.42%	(12.25)%	(15.33)%
Compared to Index		18.67%	21.75%

Note: Fund commencement date is June 11, 2008.

Portfolio Highlights:

During the first half of our fiscal year, our “Biggest Winner” was Freeport McMoran Copper & Gold convertible preferred 6.75%.  One of the world’s largest producers of copper and gold, they have benefited from the large run up in copper and gold prices.  We purchased most of our position around $45.00 a share, when we were getting a roughly 15% dividend yield.  We expected to clip a nice dividend while waiting for copper and gold prices to rebound.  Metals prices have rebounded more quickly than we expected, with the stock price following along, and we have started to lighten our position around the $100.00 area.  We only wish that we could find another company of similar quality paying a 15% yield.

Our “Biggest Sinner” during the same period was Excel Maritime Carriers LTD, a large dry bulk shipping company.  This stock is a perfect example of how humbling this job can be at times.  We started building this position at a price that represented a steep discount to its hard assets.  It had a little more debt than we normally like, but it also had guaranteed revenue for the next couple of years with most of its ships under lease.  We did have some concern with respect to management and the controlling family, but we thought that the price discount compensated for the additional risk.  Boy, were we wrong!  The banks pulled credit lines, a couple of customers violated leasing contracts, the CEO quit and the controlling family announced they would fund the company in a deal that diluted the shareholders by roughly 41%.  Needless to say, we have learned our lesson here and are looking for the appropriate time to sell this position and move on.

On behalf of all the charities that we support and the team here, thank you for being part of Sustainable Giving, and remember - every additional dollar you invest in the Davlin Philanthropic Fund sends more money to the charities you love.  Help us accomplish our mission by making regular investments in the Fund, no matter how small, and consider trying to get our story out at your favorite non-profits too.

William E. B. Davlin

Davlin Fund Advisors, LLC

President & Portfolio Manager

        44 River Road, Suite A

   Wayland, MA 01778-1829

Top 10 Positions as of March 31, 2009:

% Net Assets

Legg Mason Inc.

1.   Legg Mason Inc.

4.05%

2.   Genesis Lease Limited

3.81%

3.   Goldman Sachs PFD 4.00%

3.30%

4.   CBS Corporation 6.75% Senior Notes

3.06%

5.   Seaboard Corporation

2.83%

6.   Hansen Natural Corp

2.49%

7.   Marathon Oil Corp

2.47%

8.   Hillenbrand, Inc.

2.46%

9.   Valero Energy Corporation

2.44%

10. Franklin Resources Inc.

2.43%

 Total:

          29.34%

Fiscal Year Top 5 Winners

Realized and Unrealized Gains

1.  Freeport McMoran Copper & Gold PFD 6.75%

$47,999

2.  CBS Corporation Senior Note 6.75%

$31,937

3.  Genesis Lease Limited

$25,755

4.  Goldman Sachs 2010 PFRD 4.00%

$23,961

5.  Fairfax Financial Holdings

$19,422

Total:

          $149,074

Fiscal Year Top 5 Sinners

Realized and Unrealized Losses

1.  Excel Maritime Carriers LTD.

 $27,429

2. Ceradyne, Inc.

 $19,729

3. Valero Energy Corporation

 $10,451

4. iShares S&P 500 Index

 $  9,669

5. Wesco Financial Corporation

 $  2,569

Total:

 $69,847

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDING SEPTEMBER 30, 2009

Since Inception
Davlin Philanthropic Fund	6.42%
Russell 2000 Index	(12.25)%
S&P 500 Index	(15.33)%

15,000
10,000
5,000
-
Davlin Philanthropic Fund
Russell 2000 Index
S&P 500 Index
$10,847
$8,431
$8,046
6/11/2008 (Fund Inception)
June-08
July-08
August-08
September-08
October-08
November-08
December-08
January-09
February-09
March-09
April-09
May-09
June-09
July-09
August-09
September-09

This chart assumes an initial investment of $10,000 made on 6/11/2008 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (877)-328-5468.

Davlin Philanthropic Fund
Portfolio Analysis
September 30, 2009 (Unaudited)

	Davlin Philanthropic Fund
	Schedule of Investments
	September 30, 2009 (Unaudited)

Shares		Fair Value

COMMON STOCKS - 53.19%

Aircraft Parts & Auxiliary Equipment - 1.66%
1,900	Spirit Aerosystems Holdings, Inc. *	$ 34,314

Blank Checks - 0.38%
900	MVC Capital, Inc.	7,902

Bottled & Canned Soft Drinks - 2.49%
1,400	Hansen Natural Corp. *	51,436

Cookies & Crackers - 1.67%
800	J&J Snack Food Corp.	34,552

Crude Pertoleum & Natural Gas - 2.16%
800	Royal Dutch Shell Plc-B	44,616

Deep Sea Foreign Transportation - 1.27%
1,300	Diana Shipping, Inc. *	16,900
1,400	Excel Maritime Carriers Ltd. *	9,310
		26,210
Fats & Oils - 0.66%
1,970	Zapata Corporation *	13,711

Fire, Marine & Casualty Insurance - 7.39%
125	Fairfax Financial Holdings	46,341
300	Odyssey RE Holdings Corporation	19,443
1,300	Safety Insurance Group	42,796
900	Travelers Companies, Inc.	44,307
		152,887
Hospital & Medical Service Plans - 2.27%
1,900	Wellcare Health Plans *	46,835

Industrial Instruments for Measurment - 1.58%
2,000	Cognex Corp.	32,760

Investment Advice - 6.49%
500	Franklin Resources, Inc.	50,300
2,700	Legg Mason, Inc.	83,781
		134,081
Meat Packing Plants - 2.83%
45	Seaboard Corporation	58,501

Miscellaneous Manufacturing Industries - 4.41%
2,200	Ceradyne, Inc. *	40,326
2,500	Hillenbrand, Inc.	50,925
		91,251
Petroleum Refining - 7.31%
1,100	Conoco Phillips	49,676
1,600	Marathon Oil Corporation	51,040
2,600	Valero Energy Corporation	50,414
		151,130
Primary Production of Aluminum - 0.88%
500	Kaiser Aluminum Corp.	18,180

Rolling Drawing & Extruding of Nonferus Metals - 1.81%
1,500	RTI International Metals, Inc. *	37,365

Services-Commercial Physical & Biological Research - 1.27%
1,200	Pharmaceutical Product Development	26,328

Services-Equipment Rental & Leasing - 5.75%
8,800	Genesis Lease Limited	78,760
123	Wesco Financial Corp.	40,037
		118,797
Water Transportation - 0.91%
400	Tidewater, Inc.	18,836

TOTAL FOR COMMON STOCKS (Cost $935,971) - 53.19%		$ 1,099,692

EXCHANGE TRADED FUNDS - 1.98%
1,600	iShares MSCI Taiwan Index Fund	19,712
1,000	PowerShares India Portfolio	21,170

TOTAL EXCHANGE TRADED FUNDS (Cost $35,174) - 1.98%		$ 40,882

SENIOR NOTES - 5.36%
3,000	CBS Corporation 6.75% 3/27/2056	63,360
2,550	Pulte Homes 7.375%, 06/01/2046	47,558

TOTAL SENIOR NOTES (Cost $81,050) - 5.36%		$ 110,918

PREFERRED STOCK - 11.70%

3,975	Aristotle Corporation PFD-Convertible 11.00%	26,950
600	Chesapeake Energy Corporation PFD 4.50% 12/31/2049	50,022
300	Freeport McMoran Copper & Gold PFD 6.75% 5/01/2010	30,900
3,400	Goldman Sachs 2010 PFD-C 4.00% 10/31/2010	68,170
2,000	Odyssey RE Holdings Float PFD-B 4.3925% 10/20/2010	42,040
953	Odyssey RE Holdings PFD-A 8.125% 10/20/2010	23,844

TOTAL PREFERRED STOCK (Cost $170,875) - 11.70%		$ 241,926

SHORT TERM INVESTMENTS - 28.23%
250,000	Huntington Conservative Deposit Account 1.25%**	250,000
333,561	Fidelity Institutional Government Money Market Fund - Class I 0.47% **	333,561

TOTAL SHORT TERM INVESTMENTS (Cost $583,561) - 28.23%		$ 583,561

TOTAL INVESTMENTS (Cost $1,806,631) - 100.46%		2,076,979

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.46)%		(9,485)

NET ASSETS - 100.00%		$ 2,067,494

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at September 30, 2009.
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:
Investments, at Value (Cost $1,806,631)	$ 2,076,979
Receivables:
Dividends and Interest	1,173
Total Assets	2,078,152
Liabilities:
Accrued Management Fees (Note 4)	1,663
Accrued Charitable Contribution (Note 4)	832
Securities Purchased	8,163
Total Liabilities	10,658
Net Assets	$ 2,067,494

Net Assets Consist of:
Paid In Capital (Note 5)	1,884,277
Accumulated Undistributed Net Investment Income	20,192
Accumulated Undistributed Loss on Investments	(107,323)
Unrealized Appreciation in Value of Investments	270,348
Net Assets, for 192,153 Shares Outstanding (Unlimited number
of shares authorized)	$ 2,067,494

Net Asset Value and Offering Price Per Share ($2,067,494/192,153)	$ 10.76

Minimum Redemption Price ($10.76*0.99)	$ 10.65

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statement of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

Investment Income:
Dividends	$ 24,227
Interest	909
Total Investment Income	25,136

Expenses:
Advisory Fees (Note 4)	9,306
Charitable Contribution (Note 4)	4,653
Total Expenses	13,959

Net Investment Income	11,177

Realized and Unrealized Loss on Investments:
Realized Gain on Investments	8,801
Net Change in Unrealized Appreciation on Investments	461,897
Net Realized and Unrealized Gain on Investments	470,698

Net Increase in Net Assets Resulting from Operations	$ 481,875

The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Statements of Changes in Net Assets

	(Unaudited)
	Six Months	For the Period *
	Ended	Ended
	9/30/2009	3/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 11,177	$ 15,483
Net Realized Gain (Loss) on Investments	8,801	(116,124)
Unrealized Appreciation (Depreciation) on Investments	461,897	(191,549)
Net Increase (Decrease) in Net Assets Resulting from Operations	481,875	(292,190)

Distributions to Shareholders From:
Net Investment Income	-	(12,729)
Realized Gains	-	-
Net Change in Net Assets from Distributions	-	(12,729)

Capital Share Transactions:
Proceeds from Sale of Shares	-	1,827,833
Shares Issued on Reinvestment of Dividends	-	12,729
Cost of Shares Redeemed	(50,000)	(24)
Net Increase (Decrease) in Net Assets from Shareholder Activity	(50,000)	1,840,538

Net Assets:
Net Increase in Net Assets	431,875	1,535,619
Beginning of Period	1,635,619	100,000
End of Period (Including Accumulated Undistributed Net Investment
Income of $20,192 and $9,015, respectively)	$ 2,067,494	$ 1,635,619

Share Transactions:
Shares Sold	-	185,951
Shares Issued on Reinvestment of Dividends	-	1,510
Shares Redeemed	(5,305)	(3)
Net Increase in Shares	(5,305)	187,458
Outstanding at Beginning of Period	197,458	10,000
Outstanding at End of Period	192,153	197,458

* June 11, 2008 (Commencement of Investment Operations).
The accompanying notes are an integral part of these financial statements.

Davlin Philanthropic Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	(Unaudited)
	Six Months	For the Period *
	Ended	Ended
	9/30/2009	3/31/2009

Net Asset Value, at Beginning of Period	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.06	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	2.42	(1.74)
Total from Investment Operations	2.48	(1.65)

Distributions from:
Net Investment Income	-	(0.07)
Capital Gains	-	-
	-	(0.07)

Redemption Fees***	-	-

Net Asset Value, at End of Period	$ 10.76	$ 8.28

Total Return ****	29.95%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,067	$ 1,636
Ratio of Expenses to Average Net Assets *****	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets *****	1.20%	1.23%
Portfolio Turnover	13.82%	33.20%

* June 11, 2008 Commencement of Investment Operations.
** Net Investment Income/Loss per share amounts were calculated using the average share method.
*** Amount calculated is less than $0.005.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.
***** Annualized

The accompanying notes are an integral part of these financial statements.

Note 1. Organization

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of the Davlin Philanthropic Funds (the “Trust”) on December 4, 2007.  The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust (the “Trust Agreement”), dated November 27, 2007, and filed with the state on December 4, 2007.  The Fund commenced investments operations on June 11, 2008.  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).  The investment objective of the Fund is to seek long-term capital appreciation.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION:  The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The offering and redemption price per share is equal to the net asset per share, except that shares of the Fund are subject to a redemption fee of 1% if redeemed after holding them for one year or less.  During the six months ended September 30, 2009, there were no proceeds from redemption fees.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the highest cost method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

SUBSEQUENT EVENTS: Management has evaluated subsequent events through November 19, 2009, the date the financial statements were issued.

Note 3.  SECURITIES VALUATIONS

As described in note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities- (common stock including real estate investment trusts, exchange traded funds, and preferred stock). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3, when appropriate.

Debt securities- (senior notes). Senior notes generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities.  Senior notes that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, a senior note is generally valued by the pricing service at its last bid price.  To the extent these senior notes are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid senior notes are being valued, such senior notes are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust and are categorized in Level 2 or Level 3, when appropriate.

Fixed income securities- Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as Level 2.

Money market funds are generally valued at NAV and considered Level 1.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2009:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,099,692	-	-	$1,099,692
Exchange Traded Funds	40,882	-	-	40,882
Senior Notes	110,918	-	-	110,918
Preferred Stock	241,926	-	-	241,926
Short-Term Investments	583,561	-	-	583,561
Total	$2,076,979	-	-	$2,076,979

The Fund did not hold any Level 3 assets during the six month period ended September 30, 2009.

Note 4.  Related Party Transactions

INVESTMENT ADVISER: The Board of Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund. Under the terms of the Management Agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund during the term of the Agreement.  For the six months ended September 30, 2009, the Adviser was paid fees of $9,306, and was owed $1,663.

The Adviser pays all the ordinary operating expenses of the Fund, such as officer and trustee compensation, legal and auditing expenses and insurance expenses, but excluding the Fund’s charitable donations, management fee, brokerage costs, borrowing costs, such as (a) interest and (b) dividends on securities sold short, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

William Davlin is the control person of the Adviser and also serves as an officer/trustee of the Trust.

CHARITABLE FOUNDATION:  In addition, the Fund annually donates an amount equal to 0.50% of the Fund’s average daily net assets to the non-profit Davlin Foundation (the “Foundation”).  On an annual basis, the Foundation distributes the Fund’s donations to various charities with guidance from the Fund’s investors.  During the six months ended September 30, 2009, the Fund donated $4,653 to the Foundation.  William Davlin is an officer and trustee of the Foundation is also an officer and trustee of the Trust.  Three of the other five trustees of the Foundation are also trustees of the Trust.

Note 5. Capital Stock

At September 30, 2009, there were an unlimited number of shares authorized and 192,153 shares outstanding, each with no par value, and paid-in capital amounted to $1,884,277 for the Fund.

Note 6. Investment Transactions

For the six months ended September 30, 2009, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $174,511 and $205,772 respectively.  The aggregate cost of securities for federal income tax purposes at September 30, 2009 was $1,806,631.

At September 30, 2009, the composition of unrealized appreciation (excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	Depreciation	Net Appreciation (Depreciation)
$351,767	(81,419)	270,348

There were no differences between book basis and tax basis unrealized appreciation.

Note 7. Distributions to Shareholders

On December 22, 2008, the Fund declared an income distribution of $0.0680 per share.  The distribution was paid on December 22, 2008 to shareholders of record on December 19, 2008.  The tax character of the $12,729 paid was ordinary income.

There was no distributions for the six months ended September 30, 2009.

Note 8.  Capital Loss Carryforward

At March 31, 2009, the Fund had available for federal tax purposes an unused capital loss carryforward of $116,124, which expires in 2017.  Capital loss carryforwards are available to offset future realized capital gains.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

Note 9. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of September 30, 2009, the Davlin family owned 91.23% of the Fund and as such may be deemed to control the Fund.

Note 10.  Distribution Plan

The Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Advisor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

Davlin Philanthropic Fund
Expense Illustration
September 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Davlin Philanthropic Fund, you incur ongoing costs which typically consist of  (1) transaction costs, including redemption fees and (2) ongoing costs, including, management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2009 through September 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sale charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of ongoing defferent funds.  In addition, if these transactional costs were included.  Your costs could have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2009	September 30, 2009	April 1, 2009 to September 30, 2009

Actual	$1,000.00	$1,299.52	$8.65
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period, are available without charge upon request by (1) calling the Fund at (877) Davlin-8 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-Davlin-8.

Trustees and Officers - The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Additional information regarding the Trustees is available in the Fund’s Statement of Additional Information.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee
George E. McCully; c/o Catalogue for Philanthropy 124 Watertown Street, Suite 3B Watertown, MA 02472 Age: 70	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 1997 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; and Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005	1	None
James F. Dwinell III; 680 South Avenue, #3 Weston, MA 02493 Age: 70	Trustee	Indefinite/ March 2008 to present	President and CEO, Cambridge Trust Company, 1989-2003; Director, Cambridge Trust Company 2003 to 2009	1	Chairman, Director, Chair of Compensation Committee, New England Bankcard Association, 1990 to Present.
G. Keith Funston, Jr.; c/o Davlin Fund Advisors, LLC 44 River Road, Suite A Wayland MA 01778 Age: 59	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1997 to present; Board Treasurer, Earthwatch Institute, 1994 to Present; Director, FNX Corp, Inc. (National healthcare systems provider) 1995 to present; COO, InSite/NoStone Surfacing, Inc., (builder of large-scale public landscapes), 1988 to 1997; CFO then CEO, Advanced Energy Dynamics, Inc., (high-tech developer to purify powdered commercial material) 1980 to 1988	1	None

1The "Fund Complex" consists of Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee
William E.B. Davlin[2,3], 44 River Road, Suite A Wayland, MA 01778 Age: 43	President, Treasurer, Chief Compliance Officer, and Trustee	Trustee: Indefinite/ December 2007 Officer: Indefinite/ March 2008 to present	President, Davlin Fund Advisors, LLC (adviser to the Fund), 2007-present; Chief Financial Officer, Burst Media Corporation (internet advertising sales company), 1996-2007; Research Associate, The Royce Funds 1992-1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 41	Secretary	February 2008-present	Homemaker, 1997-present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers Holdings, Inc., 1991-1997	NA	NA

1 The "Fund Complex" consists of Davlin Philanthropic Funds.

2William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 William E.B. Davlin and Frances Tracy Davlin are spouses.

APPROVAL OF MANAGEMENT AGREEMENT

The Management Agreement between the Trust and the Adviser was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on May 19, 2009.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

 As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment philosophy.  In addition, the Trustees reviewed the Adviser’s Form ADV Parts I and II, which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  Based on this information and their discussions with the President of the Adviser, the Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Trustees reviewed information in the Report regarding the Fund’s returns since inception.  The Fund’s performance was compared to a peer group of mutual funds, as well as the Russell 2000 Index.  The peer group was assembled by the Adviser and consisted primarily of value funds. The Board noted that the Fund’s performance was consistent with the performance of the Russell 2000 Index since inception, and was satisfied with the Fund’s performance.

The Trustees reviewed information in the Report comparing the expense ratio of the Fund to those of the peer group.  The President of the Adviser explained that the Fund had a unitary fee, and, in turn, compared the total fees of the Fund to the peer group average. The Board agreed that the expense ratio compared favorably to the peer group and the management fee was fair and reasonable considering the assets in the Fund.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser’s income and expense statement for 2008. The Board noted that the Adviser has not been profitable with respect to the Fund.  The Board then discussed additional benefits received by the Adviser from the Fund, and agreed there were none.  They concluded that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time to do the small size of the Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Davlin Philanthropic Funds

By /s/William E.B. Davlin

 William E.B. Davlin

 Trustee, President and Principal Executive Officer

Date: December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/William E.B. Davlin

William E.B. Davlin

Trustee, President and Principal Executive Officer

Date December 3, 2009

*Print the name and title of each signing officer under his or her signature.